Exhibit 99.2 SUPPLEMENTAL FINANCIAL & OPERATING DATA T H I R D Q U A R T E R ENDE D SEPTEMBER 30 , 2019

Disclaimers Forward Looking Statements Certain statements in this presentation are forward‐looking statements. Forward‐looking statements are based on VICI Properties Inc.’s (“VICI or the “Company”) current plans, expectations and projections about future events and are not guarantees of future performance. These statements can be identified by the fact that they do not relate to strictly historical and current facts and by the use of the words such as "expects", "plans", "opportunities" and similar words and variations thereof. Although the Company believes that the expectations reflected in such forward‐looking statements are based on reasonable assumptions, its results, performance and achievements could differ materially from those expressed in or by the forward‐looking statements and may be affected by a variety of risks and other factors including, among others: risks that our pending acquisitions of the land and real estate assets of JACK Cleveland Casino and JACK Thistledown Racino (“JACK Cleveland/Thistledown”), the portfolio of three regional casinos (the “Century Portfolio”) from Eldorado Resorts, Inc. (“Eldorado”) and/or the purchase of three Harrah’s-branded casinos (the “MTA Properties”) pursuant to the transactions described in the Master Transaction Agreement entered into by the Company and Eldorado (the “Eldorado Transaction”) may not be consummated on the terms or timeframe described herein, or at all; the ability of the parties to satisfy the conditions set forth in the definitive transaction documents for our pending acquisitions, including the ability to receive, or delays in obtaining, the regulatory and other approvals and/or consents required to consummate the transactions; the terms on which the Company finances the pending transactions, including the source of funds used to finance such transactions; disruptions to the real property and operations of JACK Cleveland/Thistledown, the Century Portfolio and/or the MTA Properties during the pendency of the closing; risks that the Company may not achieve the benefits contemplated by our pending and recently completed acquisitions of real estate assets (including any expected accretion or the amount of any future rent payments); risks that not all potential risks and liabilities have been identified in the due diligence for our pending and recently completed transactions; the Company's dependence on subsidiaries of Caesars Entertainment Corporation ("Caesars"), Penn National Gaming Inc. (“Penn”) and Seminole Hard Rock Entertainment, Inc. (“Hard Rock”) (and, following the completion of our pending transactions, subsidiaries of Caesars, Eldorado, Penn, Hard Rock, Century Casinos, Inc. (“Century”) and affiliates of JACK Entertainment LLC (“JACK Entertainment”) respectively) as tenants of all of its properties, and Caesars, Penn and Hard Rock (and, following the completion of our pending transactions, Caesars, Eldorado, Penn, Hard Rock, Century and JACK Entertainment) or their subsidiaries as guarantors of the relevant lease payments, and the consequences that any material adverse effect on their respective businesses could have on the Company; the Company's dependence on the gaming industry; the Company's ability to pursue its business and growth strategies may be limited by its substantial debt service requirements and by the requirement that the Company distribute 90% of its real estate investment trust ("REIT") taxable income in order to qualify for taxation as a REIT and that the Company distribute 100% of its REIT taxable income in order to avoid current entity level U.S. Federal income taxes; the impact of extensive regulation from gaming and other regulatory authorities; the ability of the Company's tenants to obtain and maintain regulatory approvals in connection with the operation of the Company's properties; the possibility that the Company’s tenants may choose not to renew their lease agreements with the Company following the initial or subsequent terms of the leases; restrictions on the Company's ability to sell its properties subject to the lease agreements; the Company's indebtedness and ability to service and refinance such indebtedness; the Company's historical and pro forma financial information that may not be reliable indicators of its future results of operations and financial condition; limits on the Company's operational and financial flexibility imposed by its debt agreements; and the possibility the Company's separation from Caesars Entertainment Operating Company, Inc. fails to qualify as a tax‐free spin‐off, which could subject the Company to significant tax liabilities. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2018, Quarterly Reports on Form 10‐Q and the Company’s other filings with the U.S. Securities and Exchange Commission (“SEC”). The Company does not undertake any obligation to update or revise any forward‐looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Caesars, Eldorado, Penn, Hard Rock, Century and JACK Entertainment Information The Company makes no representation as to the accuracy or completeness of the information regarding Caesars, Eldorado, Penn, Hard Rock, Century and JACK Entertainment included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, LLC , the Company's significant lessee, have been filed with the SEC. Certain financial and other information for Caesars, Eldorado, Penn, Hard Rock, Century and JACK Entertainment included in this presentation have been derived from their respective filings, if and as applicable, and other publicly available presentations and press releases. While we believe this information to be reliable, we have not independently investigated or verified such data. Market and Industry Data This presentation contains estimates and information concerning the Company's industry, including market position, rent growth and rent coverage of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. Non‐GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”), AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non‐GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share, and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. For additional information regarding these non-GAAP financial measures see “Definitions of Non-GAAP Financial Measures” included on page 23 at the end of this presentation. Financial Data Financial information provided herein is as of September 30, 2019 unless otherwise noted. Published October 31, 2019. VICI Q3 2019 Supplemental Financial & Operating Data 2

Corporate Overview

VICI

About VICI Properties (NYSE: VICI)

VICI Properties Inc. ("VICI Properties" or the "Company") is an experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality and entertainment destinations, including the world-renowned Caesars Palace. VICI Properties' national, geographically diverse portfolio consists of 24 gaming facilities comprising approximately 40 million square feet and features approximately 15,200 hotel rooms and more than 150 restaurants, bars and nightclubs. The Company's properties are leased to subsidiaries of Caesars Entertainment Corporation, Penn National Gaming, Inc. and Hard Rock International, three leading gaming and hospitality companies. VICI Properties also owns four championship golf courses and 34 acres of undeveloped land adjacent to the Las Vegas Strip. VICI Properties' strategy is to create the nation's highest quality and most productive experiential real estate portfolio. For additional information, please visit www.viciproperties.com.

Senior Management

Edward Pitoniak	Chief Executive Officer & Director
John Payne	President & Chief Operating Officer
David Kieske	EVP, Chief Financial Officer
Samantha Gallagher	EVP, General Counsel & Secretary
Gabriel Wasserman	Chief Accounting Officer

Board of Directors

Board of Directors	Titles	Independent
James Abrahamson	Director, Chairman of the Board	✓
Diana Cantor	Director, Chair of the Audit Committee	✓
Eric Hausler	Director, Chair of the Nominating & Governance Committee	✓
Elizabeth Holland	Director	✓
Craig Macnab	Director, Chair of the Compensation Committee	✓
Edward Pitoniak	Chief Executive Officer & Director	
Michael Rumbolz	Director	✓

Covering Equity Analysts

Firm	Analyst	Phone	Email
Barclays	Felicia Hendrix	(212) 526-5562	Felicia.Hendrix@barclays.com
BofA Merrill Lynch	Shaun Kelley	(646) 855-1005	Shaun.Kelley@baml.com
Citi	Smedes Rose	(212) 816-6243	Smedes.Rose@citi.com
Credit Suisse	Ben Combes	(212) 538-2383	Ben.Combes@credit-Suisse.com
Deutsche Bank	Carlo Santarelli	(212) 250-5815	Carlo.Santarelli@db.com
Evercore ISI	Rich Hightower	(212) 752-0886	Rich.Hightower@evercoreisi.com
Goldman Sachs	Stephen Grambling	(212) 902-7832	Stephen.Grambling@gs.com
Jefferies	David Katz	(212) 323-3355	Dkatz@jefferies.com
Ladenburg Thalmann & Co.	John Massocca	(212) 409-2543	Jmassoca@ladenburg.com
Morgan Stanley	Thomas Allen	(212) 761-3356	Thomas.Allen@morganstanley.com
Nomura I Instinet	Daniel Adam	(212) 310-5407	Daniel.Adam@instinet.com
Robert W. Baird	RJ Milligan	(813) 273-8252	Rjmilligan@rwbaird.com
Stifel Nicolaus	Simon Yarmak	(443) 224-1345	Yarmaks@stifel.com
Sun Trust Robinson Humphrey	Barry Jonas	(212) 590-0998	Barry.Jonas@suntrust.com
Union Gaming	John DeCree	(702) 691-3213	John.Decree@uniongaming.com
Wells Fargo Securities	Robert LaQuaglia	(617) 603-4263	Robert.LaQuaglia@wellsfargo.com

Contact Information

Corporate Headquarters
VICI Properties Inc.
430 Park Ave., 8th Fl.
New York, NY 10022
(646) 949-4631

Investor Relations
investors@viciproperties.com

Public Relations
pr@viciproperties.com

Transfer Agent
Computershare
2335 Alaska Avenue
El Segundo, CA 90245
(800) 962-4284
www.computershare.com

Public Markets Detail
Ticker: VICI
Exchange: NYSE

Covering High Yield Analysts

Firm	Analyst	Phone	Email
BofA Merrill Lynch	James Kayler	(646) 855-9223	James.F.Kayler@baml.com
Deutsche Bank	Luis Chinchilla	(904) 645-1696	Luis.Chinchilla@db.com
Goldman Sachs	Komal Patel	(212) 357-9774	Komal.Patel@gs.com
J.P. Morgan	Michael Pace	(212) 270-6530	Michael.Pace@jpmorgan.com

Corporate Credit Ratings

Firm	Rating
Moody's	Ba3
Standard & Poor's	BB

VICI Q3 2019 Supplemental Financial & Operating Data

3

Table of Contents Portfolio & Financial Overview 5 Consolidated Balance Sheets 6-7 Consolidated Statements of Operations 8-9 Revenue Breakdown 10-11 Non‐GAAP Financial Measures 12-13 2019 Guidance 14 Capitalization 15 Property Overview 16 Properties Breakdown 17 Summary of Current Lease Terms 18-19 Recent Activity 20-21 Right of First Refusal / Put-Call Assets 22 VICI Q3 2019 Supplemental Financial & Operating Data 4

Portfolio & Financial Overview

VICI

(amounts in thousands, except per share data and portfolio and property data)

Portfolio Data

Properties	24
Golf Courses	4
Developable Las Vegas Strip Land (acres)	34
States	12
MSAs	13
Weighted Average Remaining Lease Term, Including Renewal Options (years)	33.3[1]

Property Totals

Total Square Feet (000s)	41,533
Casino Space Sq. Ft. (000s)	1,458
Meeting Space Sq. Ft. (000s)	674
Slot Machines	29,302
Table Games	1,695
Hotel Rooms	15,195
Restaurants	~160
Retail Outlets	~50

Summary Capitalization (see page 15)

Equity Market Capitalization	$10,441,780
Total Debt	$4,148,480
Cash, Cash Equivalents & Short Term Investments[3]	$774,190
Enterprise Value	$13,816,070
Net Leverage Ratio[4]	4.2x

Financial Highlights

	Three Months Ended				
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Net Income Per Share (Basic & Diluted)	$0.31	$0.37	$0.37	$0.37	$0.35
Funds From Operations Per Share (FFO) (Basic & Diluted)[6]	$0.31	$0.37	$0.37	$0.37	$0.35
Adjusted Funds From Operations Per Share (AFFO)[6]					
Basic	$0.36	$0.38	$0.37	$0.36	$0.36
Diluted	$0.35	$0.38	$0.37	$0.36	$0.36
Net Income	$ 144,435	$ 152,049	$ 150,849	$ 142,541	$ 129,912
Adjusted EBITDA[6]	$ 211,669	$ 206,244	$ 199,019	$ 189,418	$ 182,808
Annualized Dividend per Share	$1.19	$1.15	$1.15	$1.15	$1.15
Dividend Yield at Period End	5.3%	5.2%	5.3%	6.3%	5.3%

Tenant MSA Diversity[2]


New Orleans 2%
Nashville 1%
Cincinnati 1%
Memphis 3%
Omaha 3%
Kansas City 3%
Detroit 5%
Louisville 7%
Chicago 7%
Dallas 7%
San Francisco 10%
Philadelphia 20%
Las Vegas 31%

Minimal Interest Rate Risk[5]


Fixed Rate Debt 98%
Variable Rate Debt 2%

Notes

1. Weighted average remaining lease term of current VICI leases, including renewal options.
2. Percentages based on overall square footage.
3. Excludes restricted cash.
4. Net Leverage Ratio is defined as total debt less Cash, Cash equivalents and Short Term Investments divided by LTM Adjusted EBITDA.
5. A one percent change in the annual interest rate on the Company's unhedged borrowings would increase or decrease annual cash interest expense by $1.0 million
6. See "Non-GAAP Financial Measures" on pages 12-13 of this presentation for the reconciliations of these Non-GAAP Financial Measures.

VICI Q3 2019 Supplemental Financial & Operating Data

5

Consolidated Balance Sheets (amounts in thousands, except share and per share data) September 30, 2019 December 31, 2018 Assets Real estate portfolio: Investments in direct financing and sales-type leases, net $ 10,455,900 $ 8,916,047 Investments in operating leases 1,086,658 1,086,658 Land 94,711 95,789 Cash and cash equivalents 431,423 577,883 Restricted cash 32,087 20,564 Short-term investments 342,767 520,877 Other assets 137,920 115,550 Total assets $ 12,581,466 $ 11,333,368 Liabilities Debt, net $ 4,125,473 $ 4,122,264 Accrued interest 23,945 14,184 Deferred financing liability 73,600 73,600 Deferred revenue 250 43,605 Dividends payable 137,048 116,287 Other liabilities 147,081 62,406 Total liabilities 4,507,397 4,432,346 Stockholders' equity Common stock, $0.01 par value, 700,000,000 shares authorized and 461,005,745 and 404,729,616 shares issued and outstanding at September 30, 2019 and December 31, 2018, respectively 4,610 4,047 Preferred stock, $0.01 par value, 50,000,000 shares authorized and no shares outstanding at September 30, 2019 and December 31, 2018 — — Additional paid-in capital 7,816,233 6,648,430 Accumulated other comprehensive income (77,116) (22,124) Retained earnings 246,587 187,096 Total VICI stockholders' equity 7,990,314 6,817,449 Non-controlling interests 83,755 83,573 Total stockholders' equity 8,074,069 6,901,022 Total liabilities and stockholders' equity $ 12,581,466 $ 11,333,368 VICI Q3 2019 Supplemental Financial & Operating Data 6

VICI

Consolidated Balance Sheets – Quarterly

(amounts in thousands, except share and per share data)

	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Assets				
Real estate portfolio:				
Investments in direct financing and sales-type leases, net	$ 10,455,900	$ 9,897,031	$ 9,186,144	$ 8,916,047
Investments in operating leases	1,086,658	1,086,658	1,086,658	1,086,658
Land	94,711	94,711	94,711	95,789
Cash and cash equivalents	431,423	1,205,335	598,276	577,883
Restricted cash	32,087	28,217	24,366	20,564
Short-term investments	342,767	97,586	356,878	520,877
Other assets	137,920	112,508	101,638	115,550
Total assets	**$ 12,581,466**	**$ 12,522,046**	**$ 11,448,671**	**$ 11,333,368**
Liabilities				
Debt, net	$ 4,125,473	$ 4,124,448	$ 4,123,350	$ 4,122,264
Accrued interest	23,945	13,965	24,702	14,184
Deferred financing liability	73,600	73,600	73,600	73,600
Deferred revenue	250	5	355	43,605
Dividends payable	137,048	132,441	118,056	116,287
Other liabilities	147,081	105,164	62,720	62,406
Total liabilities	**4,507,397**	**4,449,623**	**4,402,783**	**4,432,346**
Stockholders' equity				
Common stock	4,610	4,610	4,110	4,047
Preferred stock	—	—	—	—
Additional paid-in capital	7,816,233	7,814,829	6,777,683	6,648,430
Accumulated other comprehensive income	(77,116)	(70,003)	(39,315)	(22,124)
Retained earnings	246,587	239,301	219,791	187,096
Total VICI stockholders' equity	7,990,314	7,988,737	6,962,269	6,817,449
Non-controlling interests	83,755	83,686	83,619	83,573
Total stockholders' equity	8,074,069	8,072,423	7,045,888	6,901,022
Total liabilities and stockholders' equity	**$ 12,581,466**	**$ 12,522,046**	**$ 11,448,671**	**$ 11,333,368**

VICI Q3 2019 Supplemental Financial & Operating Data

7

VICI

Consolidated Statements of Operations

(amounts in thousands, except share and per share data)

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Revenues				
Income from direct financing and sales-type leases	$ 206,001	$ 189,938	$ 603,300	$ 554,293
Income from operating leases	10,913	12,209	32,740	36,627
Tenant reimbursement of property taxes[1]	—	25,147	—	61,322
Golf operations	5,599	5,393	21,221	19,696
Revenues	222,513	232,687	657,261	671,938
Operating expenses				
General and administrative	6,717	5,678	19,460	20,145
Depreciation	1,000	929	2,948	2,757
Property taxes[1]	—	25,423	—	61,598
Golf operations	5,423	4,223	14,363	12,832
Loss on impairment	—	12,334	—	12,334
Transaction and acquisition expenses	993	—	4,749	—
Total operating expenses	14,133	48,587	41,520	109,666
Operating income	208,380	184,100	615,741	562,272
Interest expense	(68,531)	(54,051)	(176,936)	(158,365)
Interest income	6,690	2,027	15,861	7,504
Loss from extinguishment of debt	—	—	—	(23,040)
Income before income taxes	146,539	132,076	454,666	388,371
Income tax expense	(24)	(52)	(1,098)	(884)
Net income	146,515	132,024	453,568	387,487
Less: Net income attributable to noncontrolling interest	(2,080)	(2,112)	(6,235)	(6,409)
Net income attributable to common shareholders	$ 144,435	$ 129,912	$ 447,333	$ 381,078
Net income per common share				
Basic	$ 0.31	$ 0.35	$ 1.05	$ 1.06
Diluted	$ 0.31	$ 0.35	$ 1.04	$ 1.06
Weighted average number of common shares outstanding				
Basic	460,666,295	369,935,055	426,437,889	360,997,358
Diluted	465,771,668	370,127,185	428,366,146	361,042,203

Note

1. Upon the adoption of ASC 842 on January 1, 2019, we ceased recording tenant reimbursement of property taxes as these taxes are paid directly by our tenants to the applicable government entity.

VICI Q3 2019 Supplemental Financial & Operating Data

8

Consolidated Statements of Operations – Quarterly

(amounts in thousands, except share and per share data)

VICI

	Three Months Ended			
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Revenues				
Income from direct financing and sales-type leases	$ 206,001	$ 201,549	$ 195,750	$ 187,271
Income from operating leases	10,913	10,914	10,913	11,345
Tenant reimbursement of property taxes[1]	—	—	—	19,918
Golf operations	5,599	8,283	7,339	7,505
Revenues	222,513	220,746	214,002	226,039
Operating expenses				
General and administrative	6,717	6,518	6,225	4,283
Depreciation	1,000	1,018	930	929
Property taxes[1]	—	—	—	20,212
Golf operations	5,423	4,848	4,092	4,540
Loss on impairment	—	—	—	—
Transaction and acquisition expenses	993	2,867	889	393
Total operating expenses	14,133	15,251	12,136	30,357
Operating income	208,380	205,495	201,866	195,682
Interest expense	(68,531)	(54,819)	(53,586)	(54,297)
Interest income	6,690	4,004	5,167	3,803
Income before income taxes	146,539	154,680	153,447	145,188
Income tax expense	(24)	(553)	(521)	(557)
Net income	146,515	154,127	152,926	144,631
Less: Net income attributable to noncontrolling interest	(2,080)	(2,078)	(2,077)	(2,090)
Net income attributable to common shareholders	$ 144,435	$ 152,049	$ 150,849	$ 142,541
Net income per common share				
Basic	$ 0.31	$ 0.37	$ 0.37	$ 0.37
Diluted	$ 0.31	$ 0.37	$ 0.37	$ 0.37
Weighted average number of common shares outstanding				
Basic	460,666,295	412,309,577	405,733,656	385,720,716
Diluted	465,771,668	412,821,400	406,035,025	385,847,082

Note

1. Upon the adoption of ASC 842 on January 1, 2019, we ceased recording tenant reimbursement of property taxes as these taxes are paid directly by our tenants to the applicable government entity.

VICI Q3 2019 Supplemental Financial & Operating Data

9

VICI

Revenue Breakdown

(amounts in thousands, except share and per share data)

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
Caesars leases				
CPLV leasing revenue (incl. Octavius)				
Contractual leasing revenues (cash rent)	$ 40,176	$ 36,850	$ 120,528	$ 94,932
Income from operating leases (cash rent)	10,913	12,209	32,740	36,627
Direct financing and sales-type lease adjustment (non-cash)[1]	(1,747)	5,012	(5,175)	15,772
CPLV leasing revenue (incl. Octavius)	$ 49,342	$ 54,071	$ 148,093	$ 147,331
Non-CPLV & Joliet leases[2]				
Contractual leasing revenues (cash rent)	$ 125,255	$ 118,231	$ 375,765	$ 354,693
Direct financing and sales-type lease adjustment (non-cash)	4,935	7,976	14,406	23,291
Non-CPLV & Joliet leasing revenue	$ 130,190	$ 126,207	$ 390,171	$ 377,984
HLV lease				
Contractual leasing revenues (cash rent)	$ 22,069	$ 21,850	$ 66,206	$ 65,550
Direct financing and sales-type lease adjustment (non-cash)	(210)	19	(618)	55
HLV leasing revenue	$ 21,859	$ 21,869	$ 65,588	$ 65,605
Total Caesars leases				
Contractual leasing revenues (cash rent)	$ 187,500	$ 176,931	$ 562,499	$ 515,175
Income from operating leases (cash rent)	10,913	12,209	32,740	36,627
Direct financing and sales-type lease adjustment (non-cash)	2,978	13,007	8,613	39,118
Total Caesars leasing revenue	$ 201,391	$ 202,147	$ 603,852	$ 590,920
Margaritaville lease				
Contractual leasing revenues (cash rent)	$ 5,800	$ —	$ 17,338	$ —
Direct financing and sales-type lease adjustment (non-cash)	(2,536)	—	(3,112)	—
Margaritaville leasing revenue	$ 3,264	$ —	$ 14,226	$ —
Greektown lease				
Contractual leasing revenues (cash rent)	$ 13,889	$ —	$ 19,862	$ —
Direct financing and sales-type lease adjustment (non-cash)	(2,936)	—	(3,206)	—
Greektown leasing revenue	$ 10,953	$ —	$ 16,656	$ —
Cincinnati lease				
Contractual leasing revenues (cash rent)	$ 1,306	$ —	$ 1,306	$ —
Direct financing and sales-type lease adjustment (non-cash)	-	—	-	—
Cincinnati leasing revenue	$ 1,306	$ —	$ 1,306	$ —
Total leasing revenue	$ 216,914	$ 202,147	$ 636,040	$ 590,920
Tenant reimbursement of property taxes[3]	—	25,147	—	61,322
Golf operations	5,599	5,393	21,221	19,696
Total revenues	$ 222,513	$ 232,687	$ 657,261	$ 671,938

Notes

1. Amounts represent the non-cash adjustment to income from direct financing and sales-type leases in order to recognize income on an effective interest basis at a constant rate of return over the term of the leases.
2. Includes 100% of revenues. A JV partner owns a 20% non-controlling interest in Harrah's Joliet.
3. Upon the adoption of ASC 842 on January 1, 2019, we ceased recording tenant reimbursement of property taxes as these taxes are paid directly by our tenants to the applicable government entity.

VICI Q3 2019 Supplemental Financial & Operating Data

10

Revenue Breakdown – Quarterly

(amounts in thousands, except share and per share data)

VICI

	Three Months Ended			
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Caesars leases				
CPLV leasing revenue (incl. Octavius)[1]				
Contractual leasing revenues (cash rent)	$ 40,176	$ 40,176	$ 40,176	$ 39,383
Income from operating leases (cash rent)	10,913	10,914	10,913	11,345
Direct financing and sales-type lease adjustment (non-cash)[2]	(1,747)	(1,725)	(1,703)	479
CPLV leasing revenue (incl. Octavius)	$ 49,342	$ 49,365	$ 49,386	$ 51,207
Non-CPLV & Joliet leases[3]				
Contractual leasing revenues (cash rent)	$ 125,255	$ 125,255	$ 125,255	$ 119,752
Direct financing and sales-type lease adjustment (non-cash)	4,935	4,800	4,671	5,788
Non-CPLV & Joliet leasing revenue	$ 130,190	$ 130,055	$ 129,926	$ 125,540
HLV lease				
Contractual leasing revenues (cash rent)	$ 22,069	$ 22,068	$ 22,069	$ 21,850
Direct financing and sales-type lease adjustment (non-cash)	(210)	(206)	(202)	19
HLV leasing revenue	$ 21,859	$ 21,862	$ 21,867	$ 21,869
Total Caesars leases				
Contractual leasing revenues (cash rent)	$ 187,500	$ 187,499	$ 187,500	$ 180,985
Income from operating leases (cash rent)	10,913	10,914	10,913	11,345
Direct financing and sales-type lease adjustment (non-cash)	2,978	2,869	2,766	6,286
Total Caesars leasing revenue	$ 201,391	$ 201,282	$ 201,179	$ 198,616
Margaritaville lease				
Contractual leasing revenues (cash rent)	$ 5,800	$ 5,800	$ 5,738	$ —
Direct financing and sales-type lease adjustment (non-cash)	(2,536)	(322)	(254)	—
Margaritaville leasing revenue	$ 3,264	$ 5,478	$ 5,484	$ —
Greektown lease				
Contractual leasing revenues (cash rent)	$ 13,889	$ 5,973	$ —	$ —
Direct financing and sales-type lease adjustment (non-cash)	(2,936)	(270)	—	—
Greektown leasing revenue	$ 10,953	$ 5,703	$ —	$ —
Cincinnati lease				
Contractual leasing revenues (cash rent)	$ 1,306	$ —	$ —	$ —
Direct financing and sales-type lease adjustment (non-cash)	—	—	—	$ —
Cincinnati leasing revenue	$ 1,306	$ —	$ —	$ —
Total leasing revenue	$ 216,914	$ 212,463	$ 206,663	$ 198,616
Tenant reimbursement of property taxes[4]	—	—	—	19,918
Golf operations	5,599	8,283	7,339	7,505
Total revenues	$ 222,513	$ 220,746	$ 214,002	$ 226,039

Notes

1. CPLV revenue line items include revenue from Octavius Tower beginning in the third quarter of 2018, as the acquisition of Octavius Tower closed on July 11, 2018.
2. Amounts represent the non-cash adjustment to income from direct financing and sales-type leases in order to recognize income on an effective interest basis at a constant rate of return over the term of the leases.
3. Includes 100% of revenues. A JV partner owns a 20% non-controlling interest in Harrah's Joliet.
4. Upon the adoption of ASC 842 on January 1, 2019, we ceased recording tenant reimbursement of property taxes as these taxes are paid directly by our tenants to the applicable government entity.

VICI Q3 2019 Supplemental Financial & Operating Data

11

Non‐GAAP Financial Measures (amounts in thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2019 2018 2019 2018 Net income attributable to common stockholders $ 144,435 $ 129,912 $ 447,333 $ 381,078 Real estate depreciation — — — — Funds From Operations (FFO)1 144,435 129,912 447,333 381,078 Direct financing and sales-type lease adjustments attributable to common stockholders 2,563 (12,876) (2,093) (38,652) Transaction and acquisition expenses 993 — 4,749 — Loss on extinguishment of debt — — — 23,040 Non-cash stock-based compensation 1,404 623 3,821 1,482 Amortization of debt issuance costs and original issue discount 14,816 1,495 18,180 4,477 Other depreciation 997 926 2,940 2,752 Loss on impairment — 12,334 — 12,334 Capital expenditures (588) (187) (1,991) (744) Adjusted Funds From Operations (AFFO)1 164,620 132,227 472,939 385,767 Interest expense, net 47,025 50,529 142,895 146,385 Income tax expense 24 52 1,098 832 Adjusted EBITDA1 $ 211,669 $ 182,808 $ 616,932 $ 532,984 Net income per common share Basic $ 0.31 $ 0.35 $ 1.05 $ 1.06 Diluted $ 0.31 $ 0.35 $ 1.04 $ 1.06 FFO per common share Basic $ 0.31 $ 0.35 $ 1.05 $ 1.06 Diluted $ 0.31 $ 0.35 $ 1.04 $ 1.06 AFFO per common share Basic $ 0.36 $ 0.36 $ 1.11 $ 1.07 Diluted $ 0.35 $ 0.36 $ 1.10 $ 1.07 Weighted average number of common shares outstanding Basic 460,666,295 369,935,055 426,437,889 360,997,358 Diluted 465,771,668 370,127,185 428,366,146 361,042,203 Note 1. See definitions of Non-GAAP Financial Measures on page 23 of this presentation. VICI Q3 2019 Supplemental Financial & Operating Data 12

Non‐GAAP Financial Measures – Quarterly (amounts in thousands, except share and per share data) Three Months Ended September 30, 2019 June 30, 2019 March 31, 2019 December 31, 2018 Net income attributable to common stockholders $ 144,435 $ 152,049 $ 150,849 $ 142,541 Real estate depreciation — — — — Funds From Operations (FFO)1 144,435 152,049 150,849 142,541 Direct financing and sales-type lease adjustments attributable to common stockholders 2,563 (2,210) (2,446) (6,199) Transaction and acquisition expenses 993 2,867 889 393 Non-cash stock-based compensation 1,404 1,366 1,051 860 Amortization of debt issuance costs and original issue discount 14,816 1,899 1,465 1,498 Other depreciation 997 1,016 927 928 Capital expenditures (588) (212) (1,191) (156) Adjusted Funds From Operations (AFFO)1 164,620 156,775 151,544 139,865 Interest expense, net 47,025 48,916 46,954 48,996 Income tax expense 24 553 521 557 Adjusted EBITDA1 $ 211,669 $ 206,244 $ 199,019 $ 189,418 Net income per common share Basic $ 0.31 $ 0.37 $ 0.37 $ 0.37 Diluted $ 0.31 $ 0.37 $ 0.37 $ 0.37 FFO per common share Basic $ 0.31 $ 0.37 $ 0.37 $ 0.37 Diluted $ 0.31 $ 0.37 $ 0.37 $ 0.37 AFFO per common share Basic $ 0.36 $ 0.38 $ 0.37 $ 0.36 Diluted $ 0.35 $ 0.38 $ 0.37 $ 0.36 Weighted average number of common shares outstanding Basic 460,666,295 412,309,577 405,733,656 385,720,716 Diluted 465,771,668 412,821,400 406,035,025 385,847,082 Note 1. See definitions of Non-GAAP Financial Measures on page 23 of this presentation. VICI Q3 2019 Supplemental Financial & Operating Data 13

VICI

2019 Guidance

The Company is updating its estimated net income, FFO and AFFO guidance for the full year 2019 to reflect the closing of the JACK Cincinnati Acquisition on September 20, 2019, an acceleration of the deferred financing fees that have been incurred in connection with the Eldorado Transaction, and the estimated impact of potential dilution resulting from the June 2019 forward sale agreements during the period of time prior to settlement. The Company estimates that net income attributable to common stockholders for the year ending December 31, 2019 will be between $600.0 million and $606.0 million, or between $1.37 and $1.38 per diluted share. The Company estimates AFFO for the year ending December 31, 2019 will be between $645.0 million and $650.0 million, or between $1.47 and $1.48 per diluted share. These per share estimates reflect the dilutive impact of the additional 50,000,000 shares of common stock issued on June 28, 2019, as well as an estimate of the additional shares from the unsettled forward sale agreements that are required to be included in the dilutive earnings per share calculation under the treasury stock method. The following is a summary of the Company's full-year 2019 guidance:

These estimates do not include the impact on operating results from currently pending transactions (including the Century Portfolio Acquisition, the Eldorado Transaction and the acquisitions of JACK Cleveland/Thistledown), the sale of common shares subject to the forward sale agreement entered into with the forward purchasers in June 2019 or possible future acquisitions or dispositions, capital markets activity, or other non-recurring transactions.

2019 Aggregate Guidance: Net Income, FFO & AFFO ($ in millions)

	Updated Guidance		Prior Guidance	
For the Year Ending December 31, 2019:	Low	High	Low	High
Estimated net income attributable to common stockholders	$ 600.0	$ 606.0	$ 605.0	$ 615.0
Estimated real estate depreciation	—	—	—	—
Estimated Funds From Operations (FFO)	$ 600.0	$ 606.0	$ 605.0	$ 615.0
Estimated direct financing and sales-type lease adjustments	0.2	0.2	(6.5)	(6.5)
Estimated transaction and acquisition expenses, non-cash stock-based compensation, amortization of debt issuance costs and OID, other non-cash interest expense, non-real estate depreciation, capital expenditures, impairment charges and gains or losses on debt extinguishments	44.8	43.8	36.5	36.5
Estimated Adjusted Funds From Operations (AFFO)	$ 645.0	$ 650.0	$ 635.0	$ 645.0

2019 Per Share Guidance: Net Income, FFO & AFFO

	Updated Guidance		Prior Guidance	
For the Year Ending December 31, 2019:	Low	High	Low	High
Estimated net income attributable to common stockholders per diluted share	$ 1.37	$ 1.38	$ 1.38	$ 1.40
Estimated real estate depreciation per diluted share	—	—	—	—
Estimated Funds From Operations (FFO) per diluted share	$ 1.37	$ 1.38	$ 1.38	$ 1.40
Estimated direct financing and sales-type lease adjustments per diluted share	0.00	0.00	(0.01)	(0.01)
Estimated transaction and acquisition expenses, non-cash stock-based compensation, amortization of debt issuance costs and OID, other non-cash interest expense, non-real estate depreciation, capital expenditures, impairment charges and gains or losses on debt extinguishments, per diluted share	0.10	0.10	0.08	0.08
Estimated Adjusted Funds From Operations (AFFO) per diluted share	$ 1.47	$ 1.48	$ 1.45	$ 1.47
Estimated Weighted Average Share Count at Year End (in millions)	*438.9*	*438.9*	*438.0*	*438.0*

The estimates set forth above reflect management's view of current and future market conditions, including assumptions with respect to the earnings impact of the events referenced in this supplement. The estimates set forth above may be subject to fluctuations as a result of several factors and there can be no assurance that the Company's actual results will not differ materially from the estimates set forth above.

VICI Q3 2019 Supplemental Financial & Operating Data

14

VICI

Capitalization[1]

($ amounts in thousands, except share and per share data)

Debt	Maturity Date	Interest Rate	Interest Frequency	Credit Rating	Balance as of September 30, 2019	% of Total Debt	Prepayment Option	Years to Maturity
VICI PropCo Senior Secured Credit Facilities								
Revolving Credit Facility	5/15/2024	L+2.00%	Monthly[3]		-	0%	-	4.6 years
Term Loan B Facility	12/22/2024[2]	L+2.00%[4]	Monthly	Ba3 / BBB-	2,100,000	51%	Par	5.2 years
Second Lien Notes	10/15/2023	8.00%	Semi-Annually	B1 / BB	498,480	12%	NC 3[5]	4.0 years
CPLV CMBS Debt	10/10/2022	4.36%	Monthly		1,550,000	37%	MWC[6]	3.0 years
Total Debt		**4.96%[7]**			**$4,148,480**	**100%**		**4.3 years**

Fixed Rate	$4,048,480	98%
Variable Rate	$100,000	2%

Equity	
Shares Outstanding as of 9/30/19	461,005,745
Share Price as of 9/30/19	$22.65
Equity Market Capitalization	**$10,441,805**

Enterprise Value	
Total Debt plus Equity Market Capitalization	$14,590,285
Less: Cash, Cash Equivalents & ST Investments[8]	774,190
Total Enterprise Value	**$13,816,095**

Total Liquidity	
Revolving Credit Facility Capacity	$1,000,000
Cash, Cash Equivalents & ST Investments	774,190
Total Liquidity	**$1,774,190**

Notes
1. As of September 30, 2019.
2. The Term Loan B Facility requires scheduled quarterly payments in amounts equal to 0.25% of the original principal amount adjusted for prepayments permitted pursuant to the Credit Agreement dated December 22, 2017 (the "Credit Agreement"). The Term Loan B Facility will mature on December 22, 2024 or the date that is three months prior to the maturity of the Second Lien Notes, whichever is earlier (or if the maturity is extended pursuant to the terms of the Credit Agreement, such extended maturity date as determined pursuant thereto).
3. Commitment fees (0.375%-0.500% depending on leverage) on the undrawn portion of the Revolving Credit Facility are paid quarterly.
4. On April 24, 2018, VICI swapped $1.5 billion of variable rate debt at a fixed rate of 2.8297%.The interest rate swap agreements each have an effective date of May 22, 2018 and a termination date of April 22, 2023. On January 3, 2019 VICI swapped $500 million of variable rate debt at a blended rate of 2.38%. The interest rate swap agreements each have an effective date of January 22, 2019 and a termination date of January 22, 2021.
5. Callable at 104% after 3 years (October 2020), and at par after 4 years post issuance, plus any accrued and unpaid interest to the redemption date.
6. Make whole call after November 10, 2019.
7. Based on one month LIBOR of 2.02% as of September 30, 2019. Includes impact of interest rate swaps.
8. Excludes restricted cash.

VICI Q3 2019 Supplemental Financial & Operating Data

15

VICI

Property Overview


Caesars Palace Las Vegas
Harrah's Las Vegas
Horseshoe Hammond
Harrah's Gulf Coast
Bally's Atlantic City
Harrah's Philadelphia
Harvey's Lake Tahoe
Harrah's Metropolis


Lake Tahoe / Reno
Las Vegas
Laughlin
Council Bluffs
North Kansas City
Joliet / Hammond
Detroit
Cincinnati
Louisville
Metropolis
Tunica Resorts / Robinsonville
Bossier City
Biloxi
New Orleans
Philadelphia
Atlantic City

- ★ CURRENT PORTFOLIO
- ★ ANNOUNCED ACQUISITIONS
- ★ OWNED GOLF COURSES
  - Cascata, Boulder City, NV
  - Rio Secco, Henderson, NV
  - Grand Bear, Harrison County, MS
  - Chariot Run, Laconia, IN
- ★ DESIGNATED PUT-CALL PROPERTIES
  - Indiana Grand, Centaur[4]
  - Hoosier Park, Centaur[4]
  - Caesars Forum Convention Center
- ★ DESIGNATED ROFR PROPERTIES[5]
  - Bally's Las Vegas
  - Flamingo Las Vegas
  - Paris Las Vegas
  - Planet Hollywood
  - The LINQ
  - Horseshoe Baltimore

Combined Eldorado and Caesars (24 assets)

- ★ Caesars Palace Las Vegas & Octavius Tower
- ★ Harrah's Las Vegas
- ★ Harrah's Laughlin[1]
- ★ Harrah's Reno
- ★ Harvey's Lake Tahoe
- ★ Harrah's Lake Tahoe
- ★ Harrah's North Kansas City
- ★ Harrah's Metropolis
- ★ Harrah's Council Bluffs
- ★ Horseshoe Council Bluffs
- ★ Harrah's Joliet
- ★ Horseshoe Hammond
- ★ Harrah's Philadelphia
- ★ Bally's Atlantic City
- ★ Caesars Atlantic City
- ★ Harrah's Atlantic City[1]
- ★ Horseshoe Southern Indiana
- ★ Bluegrass Downs
- ★ Harrah's Gulf Coast
- ★ Tunica Roadhouse Hotel
- ★ Horseshoe Tunica
- ★ Horseshoe Bossier City
- ★ Louisiana Downs
- ★ Harrah's New Orleans[1]

Penn National Gaming (2 assets)

- ★ Margaritaville Bossier City
- ★ Greektown Casino

Hard Rock (1 asset)

- ★ JACK Cincinnati Casino

Century Casinos (3 assets)[2]

- ★ Isle Casino Cape Girardeau
- ★ Lady Luck Casino Caruthersville
- ★ Mountaineer Casino, Racetrack & Resort

JACK Entertainment (2 assets)[3]

- ★ JACK Cleveland Casino
- ★ JACK Thistledown Racino

Note: Acquisitions pending completion are subject to customary closing conditions and regulatory approvals. The Eldorado Transaction is also subject to the consummation of the Eldorado/Caesars Combination. We can provide no assurances that the pending acquisitions will be consummated on the terms or time frames contemplated, or at all.

1. On June 24, 2019, the Company announced that it will enter into definitive agreements pursuant to which the Company will acquire the land and real estate assets associated with the MTA Properties after which the acquisitions will be pending completion, subject to the closing of the Eldorado/Caesars Combination; subsequently, on September 26, 2019, the Company announced that it had entered into Purchase and Sale Agreements with respect to the MTA Properties.
2. On June 17, 2019, the Company announced that it entered into definitive agreements pursuant to which the Company will acquire the land and real estate assets associated with the Century Portfolio.
3. On October 28, 2019, the Company announced that it entered into a definitive agreement pursuant to which the Company will acquire the casino-entitled land and real estate and related assets associated with JACK Cleveland/Thistledown.
4. The put/call option on Harrah's Hoosier Park and Indiana Grand Racing & Casino (13.0x call/12.5x put) can be exercised between January 1, 2022 and December 31, 2024, subject to the consummation of the Eldorado/Caesars Combination.
5. The Las Vegas and Baltimore ROFRs are subject to the consummation of the Eldorado/Caesars Combination. With respect to the ROFR assets in Las Vegas, the first will be selected among the following: Flamingo Las Vegas, Bally's Las Vegas, Paris Las Vegas and Planet Hollywood Resort & Casino, with the second to be one of the previous four plus the LINQ Hotel & Casino. The combined ERI/CZR entity will not have a contractual obligation to sell the properties subject to the ROFRs and will make independent financial decisions regarding whether to trigger the ROFRs.

VICI Q3 2019 Supplemental Financial & Operating Data

16

VICI

Properties Breakdown

Major MSAs Served	Property Name	Location	Total Sq. Ft. (000s)	Casino Sq. Ft. (000s)	Meeting Sq. Ft. (000s)	Slot Machines	Table Games	Hotel Rooms
Chicago	Horseshoe Hammond	Hammond, IN	1,716	108	--	2,220	150	--
	Harrah's Joliet	Joliet, IL	1,011	39	6	1,090	40	200
Cincinnati	JACK Cincinnati	Cincinnati, OH	450	100	33	1,800	100	--
Dallas	Horseshoe Bossier City	Bossier City, LA	1,419	28	22	1,170	70	610
	Harrah's Louisiana Downs	Bossier City, LA	1,118	12	29	830	--	--
	Margaritaville Bossier City	Bossier City, LA	375	27	--	1,217	50	395
Detroit	Greektown Casino	Detroit, MI	2,199	100	14	2,705	75	400
Kansas City	Harrah's North Kansas City	North Kansas City, MO	1,435	60	13	1,300	60	390
Las Vegas	Caesars Palace Las Vegas	Las Vegas, NV	8,579	124	300	1,440	160	3,970
	Harrah's Las Vegas	Las Vegas, NV	4,100	89	24	1,220	90	2,540
Louisville	Horseshoe Southern Indiana	Elizabeth, IN	2,510	87	24	1,580	100	500
	Bluegrass Downs	Paducah, KY	184	--	--	--	--	--
Memphis	Horseshoe Tunica	Robinsonville, MS	1,008	63	20	1,010	100	510
	Tunica Roadhouse[1]	Robinsonville, MS	225	--	19	--	--	140
Nashville	Harrah's Metropolis	Metropolis, IL	474	24	--	840	30	260
New Orleans	Harrah's Gulf Coast	Biloxi, MS	1,031	31	--	770	30	500
Omaha	Harrah's Council Bluffs	Council Bluffs, IA	790	21	6	550	20	250
	Horseshoe Council Bluffs	Council Bluffs, IA	632	60	--	1,380	70	--
Philadelphia	Caesars Atlantic City	Atlantic City, NJ	3,632	116	29	1,890	130	1,140
	Bally's Atlantic City	Atlantic City, NJ	2,547	127	64	1,800	160	1,210
	Harrah's Philadelphia	Chester, PA	2,000	113	12	2,450	110	--
San Francisco / Sacramento	Harvey's Lake Tahoe	Lake Tahoe, NV	1,670	44	19	670	50	740
	Harrah's Reno	Reno, NV	1,371	40	22	610	30	930
	Harrah's Lake Tahoe	Stateline, NV	1,057	45	18	760	70	510
Total VICI Properties								
13 MSAs	**24 Properties**	**12 States**	**41,533**	**1,458**	**674**	**29,302**	**1,695**	**15,195**
Golf Courses	Cascata Golf Course	Boulder City, NV	37	--	--	--	--	--
	Rio Secco Golf Course	Henderson, NV	30	--	--	--	--	--
	Grand Bear Golf Course	Saucier, MS	5	--	--	--	--	--
	Chariot Run Golf Course	Laconia, IN	5	--	--	--	--	--

Note
1. On November 27, 2018, Caesars announced the closure of gaming operations at Tunica Roadhouse effective January 31, 2019 but it will continue to operate the hotel.

VICI Q3 2019 Supplemental Financial & Operating Data

17

Summary of Current Lease Terms

VICI

	Non-CPLV & Joliet (2 Leases)[1]	Pro Forma Non-CPLV Master Lease & Joliet Lease[2]	Caesars Palace Las Vegas[3]	Harrah's Las Vegas	Pro Forma Las Vegas Master Lease[2]
Properties Subject to Lease	18 Non-CPLV Properties & Harrah's Joliet	18 Non-CPLV Properties, Harrah's Joliet, Harrah's New Orleans, Harrah's Atlantic City & Harrah's Laughlin	CPLV	HLV	CPLV and HLV
Initial Cash Rent	$493.9 Million	$647.3 Million	$200.0 Million	$87.4 Million	$385.9 Million
Current Cash Rent	$501.0 Million	$655.0 Million	$204.4 Million	$88.3 Million	$391.2 Million
Current Lease Year	Nov. 1, 2018 – Oct. 30, 2019	No Change	Nov. 1, 2018 – Oct. 30, 2019	Jan. 1, 2019 – Dec. 31, 2019	Same as existing Caesars Palace Las Vegas Lease
Annual Escalator	1.5% in years 2-5 >2% / change in CPI thereafter	No Change	>2% / change in CPI beginning in year 2	1% per year for years 2 – 5 and >2% / change in CPI thereafter	>2% / change in CPI
EBITDAR Coverage Floor[4]	1.2x beginning in year 8	None	1.7x beginning in year 8	1.6x beginning in year 6	None
Rent Adjustment[5]	Year 8: 70% Base / 30% Variable Year 11: 80% Base / 20% Variable	Year 8: 70% Base / 30% Variable Year 11 & 16: 80% Base / 20% Variable	Year 8 & 11: 80% Base / 20% Variable	Year 8 & 11: 80% Base / 20% Variable	Year 8, 11 & 16: 80% Base / 20% Variable
Variable Rent Adjustment Mechanic[5]	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7	4% of revenue increase/decrease Year 8: Year 7 less year 0 Year 11: Year 10 less year 7	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10
Term	15-year initial term with four 5-year renewal options	Initial term extended to expire 15-years following closing of the Eldorado/Caesars Combination	15-year initial term with four 5-year renewal options		Initial term extended to expire 15-years following closing of the Eldorado/Caesars Combination
Guarantor	Caesars	Eldorado/Caesars	Caesars	Caesars Resorts Collection	Eldorado/Caesars
Capex	$350mm required over rolling 3-year period at $100mm minimum per year ($84mm allocated to CPLV, $255mm allocated to Non-CPLV and $11mm allocated by the tenant)	Existing capex requirements to be increased in proportion to the overall increase in tenant's net revenue arising from the new properties (measured prior to closing)	$350mm required over rolling 3-year period at $100mm minimum per year ($84mm allocated to CPLV, $255mm allocated to Non-CPLV and $11mm allocated by the tenant)	$171 Million between 2017 and 2021; Capex at 1% of net revenue thereafter	No Change

Note: Acquisitions pending completion are subject to customary closing conditions and regulatory approvals. The Eldorado Transaction is also subject to the consummation of the Eldorado/Caesars Combination. We can provide no assurances that the pending acquisitions will be consummated on the terms or time frames contemplated, or at all.

1. Cash rent amounts are presented prior to accounting for the portion of rent payable to the 20% JV partner at Harrah's Joliet. After adjusting for the portion of rent payable to the 20% JV partner, Initial Cash Rent and Current Cash Rent are $486.0 million and $493.0 million, respectively. The information in this column does not reflect the modifications to the Caesars Lease Agreements contemplated in connection with the closing of the Eldorado Transaction.
2. Non-CPLV Master Lease reflects $154mm of rent from the pending acquisition of the MTA Properties; Las Vegas Master Lease reflects $98.5mm incremental rent from CPLV and HLV lease modifications, resulting from the Eldorado Transaction.
3. Initial CPLV cash rent of $165 million, which is subject to annual escalators, as well as Octavius Tower cash rent of $35 million, which is not subject to annual escalators. The information in this column does not reflect the modifications to the Caesars Lease Agreements contemplated in connection with the closing of the Eldorado Transaction.
4. In the event that the EBITDAR to Rent Ratio coverage is below the stated floor, the Escalator of the respective Caesars Lease Agreements will be reduced to such amount to achieve the stated EBITDAR to Rent Ratio coverage, provided that the amount shall never result in a decrease to the prior year's rent. The EBITDAR to Rent Ratio floor is conditioned upon obtaining a favorable private letter ruling from the Internal Revenue Service. The coverage floors, which coverage floors serve to reduce the rent escalators under the Caesars Lease Agreements in the event that the EBITDAR to Rent Ratio coverage is below the stated floor, will be removed upon execution of the amendments to the Caesars Lease Agreements in connection with the closing of the transaction with Eldorado.
5. Rent adjustments in the Pro Forma Non-CPLV Master Lease, Joliet Lease and Pro Forma Las Vegas Master Lease occur in lease years based on a lease commencement date of October 6, 2017.

VICI Q3 2019 Supplemental Financial & Operating Data

18

Summary of Current Lease Terms (Continued)

VICI

	Margaritaville Bossier City	Greektown	JACK Cincinnati	Century Master Lease[1]	JACK Cleveland /Thistledown Master Lease[2]
Initial Cash Rent	$23.2 Million	$55.6 Million	$42.8 Million	$25.0 Million	$65.9 Million
Current Cash Rent	$23.2 Million	$55.6 Million	$42.8 Million	$25.0 Million	$65.9 Million
Current Lease Year	Jan. 2, 2019 – Jan. 31, 2020	May 23, 2019 – May 31, 2020	Sept. 20, 2019 – Sept. 30, 2020	*Expected Close Q4 2019*	*Expected Close Q1 2020*
Annual Escalator	2% for Building Base Rent ($17.2 Million)	2% for Building Base Rent ($42.8 Million)	1.5% in years 2-4 2.0% / CPI thereafter	1.0% in years 2-3 1.25% / CPI thereafter[3]	1.0% in years 2-3 1.5% in years 4-6 > 1.5% / CPI thereafter[4]
EBITDAR Coverage Floor	1.9x beginning in year 2	1.85x beginning in year 2	None	Net Revenue to Rent Minimum Coverage Ratio: 7.5x beginning in year 6	Net Revenue to Rent Minimum Coverage Ratio: 4.9x beginning in year 5
Rent Adjustment	Percentage (Variable) Rent adjusts every 2 years beginning in year 3	Percentage (Variable) Rent adjusts every 2 years beginning in year 3	Year 8: 80% Base / 20% Variable	Year 8 & 11: 80% Base / 20% Variable	Year 8 & 11: 80% Base (subject to escalator) / 20% Variable
Variable Rent Adjustment Mechanic	4% of the average net revenues for trailing 2-year period less threshold amount	4% of the average net revenues for trailing 2-year period less threshold amount	<u>4% of revenue increase/decrease</u> Year 8: Avg. of years 5-7 less avg. of years 1-3	<u>4% of net revenue increase/decrease</u> Year 8: Avg. of years 5-7 less avg. of years 1-3 Year 11: Avg. of years 8-10 less avg. of years 5-7	<u>4% of net revenue increase/decrease</u> Year 8: Avg. of years 5-7 less avg. of years 1-3 Year 11: Avg. of years 8-10 less avg. of years 5-7
Term	15-year initial term with four 5-year renewal options				
Guarantor	Penn National Gaming	Penn National Gaming	Seminole Hard Rock Entertainment, Inc.	Century Casinos, Inc.	Rock Ohio Ventures LLC
Capex	Minimum 1% of Net Revenue based on a four-year average	Minimum 1% of Net Revenue based on a four-year average	Minimum 1% of Net Revenues	Minimum 1% of Net Gaming Revenue on a rolling three-year basis for each individual facility; 1% of Net Gaming Revenue per fiscal year for the facilities collectively	Initial minimum of $30 million in first 3 years; 1% of Net Revenues beginning in lease year 4, based on a rolling three-year basis[5]

Note: Acquisitions pending completion are subject to customary closing conditions and regulatory approvals. We can provide no assurances that the pending acquisitions will be consummated on the terms or time frames contemplated, or at all.

1. On June 17, 2019, the Company announced that it entered into definitive agreements pursuant to which the Company will acquire the land and real estate assets associated with the Century Portfolio.
2. On October 28, 2019, the Company announced that it entered into a definitive agreement pursuant to which the Company will acquire the casino-entitled land and real estate and related assets associated with JACK Cleveland/Thistledown.
3. Commencing in lease year 6, escalation subject to net revenue to rent minimum coverage ratio of 7.5x, a 14.5% decrease from underwritten net revenues, such that in the event the gross revenue-based rent coverage ratio is below the stated floor, the escalator will be reduced to 0.75%.
4. In any lease year (commencing in lease year 5) if the escalator will cause the minimum rent coverage ratio (based on a ratio of net revenue to rent) to be less than 4.90:1.00, there will be no escalation in rent for such lease year. Annual escalation capped at 2.5%.
5. Minimum of $30 million includes amounts spent on gaming equipment and the May Company Garage from the period commencing April 1, 2019 until December 31, 2022. 25% of JACK Entertainment's expenditures on gaming equipment may be credited towards the minimum capex requirements in lease years 4-10.

VICI Q3 2019 Supplemental Financial & Operating Data

19

VICI

Recently Announced Acquisition Activity

$ in millions; (unaudited)

Pending Transactions

Property	Announcement Date	Status	Rent	Multiple / Cap Rate	Value	Tenant	Property Details	Property Images
Isle Casino Cape Girardeau (Cape Girardeau, MO)[1]							~41,500 Sq. Ft. of Casino Space 863 Gaming Machines 20 Table Games	
Lady Luck Casino Caruthersville (Caruthersville, MO)[1]	June 17, 2019	Expected Close Q4 2019[1]	$25.0[1]	11.1x / 9.0%	$278.0	Century Casinos	~21,000 Sq. Ft. of Casino Space 507 Gaming Machines 9 Table Games	
Mountaineer Casino, Racetrack & Resort (New Cumberland, WV)[1]							1,486 Gaming Machines 36 Table Games 357 Hotel Rooms	
Harrah's New Orleans (New Orleans, LA)[2]	June 24, 2019	Expected Close 2020[2]				Combined Caesars and Eldorado	~125,100 Sq. Ft. of Casino Space 1,460 Slot Machines, 170 Tables 450 Hotel Rooms & Suites	
Harrah's Atlantic City (Atlantic City, NJ)[2]	June 24, 2019	Expected Close 2020[2]	$154.0	11.75x / 8.5%	$1,809.0	Combined Caesars and Eldorado	~156,300 Sq. Ft. of Casino Space 2,100 Slot Machines, 170 Tables 2,590 Hotel Rooms & Suites	
Harrah's Laughlin (Laughlin, NV)[2]	June 24, 2019	Expected Close 2020[2]				Combined Caesars and Eldorado	~56,000 Sq. Ft. of Casino Space 880 Slot Machines, 30 Tables 1,510 Hotel Rooms & Suites	
CPLV and HLV Lease Modifications	June 24, 2019	Expected Close H1 2020	$98.5	14.25x / 7.0%	$1,404.0	Combined Caesars and Eldorado	Improves quality, security and term of Caesars leases	
JACK Cleveland Casino (Cleveland, OH)[3]	October 28, 2019	Expected Close Q1 2020[3]	$65.9[3]	12.8x / 7.8%	$843.3	JACK Entertainment	~96,000 Sq. Ft. of Casino Space 1,329 Slot Machines, 124 Tables 8 Restaurants & Bars	
JACK Thistledown Racino (North Randall, OH)[3]							~57,000 Sq. Ft. of Casino Space 1,477 Slot Machines 129 Acres of Property	

Note: Acquisitions pending completion are subject to customary closing conditions and regulatory approvals. The Eldorado Transaction is also subject to the consummation of the Eldorado/Caesars Combination. We can provide no assurances that the pending acquisitions will be consummated on the terms or time frames contemplated, or at all.

1. On June 17, 2019, the Company announced that it entered into definitive agreements pursuant to which VICI will acquire the land and real estate assets associated with the Century Portfolio, receiving aggregate rent for all three properties of $25.0 million pursuant to a master lease.
2. On June 24, 2019, the Company announced that it will enter into definitive agreements pursuant to which VICI will acquire the land and real estate assets associated with the MTA Properties after which the acquisitions will be pending completion, subject to the closing of the Eldorado/Caesars Combination; subsequently, on September 26, 2019, the Company announced that it had entered into Purchase and Sale Agreements with respect to the MTA Properties.
3. On October 28, 2019, the Company announced that it entered into a definitive agreement pursuant to which the Company will acquire the casino-entitled land and real estate and related assets associated with JACK Cleveland/Thistledown, receiving aggregate rent for both properties of $65.9 million pursuant to a master lease. In connection with the closing of the transaction, VICI will provide a $50 million secured loan to JACK Entertainment at a 9.0% interest rate.

VICI Q3 2019 Supplemental Financial & Operating Data

20

VICI

Recently Completed Acquisitions & Capital Markets Activity

$ in millions; (unaudited)

Completed Transactions

Property	Announcement Date	Status	Rent	Multiple / Cap Rate	Value	Tenant	Property Details	Property Images
JACK Cincinnati (Cincinnati, OH)	April 5, 2019	Closed (September 20, 2019)	$42.8	13.05x / 7.7%	$558.3	Hard Rock Int'l	~100,000 Sq. Ft. of Casino Space 1,800 Slots, 100 Table Games 22 Acres	
Greektown Casino-Hotel (Detroit, MI)	November 14, 2018	Closed (May 23, 2019)	$55.6	12.6x / 7.9%	$700.0	Penn National Gaming	~100,000 Sq. Ft. of Casino Space 2,705 Slots, 75 Table Games 400 Hotel Rooms $134 million Cumulative Capital Invested since 2014	
Margaritaville Resort Casino (Bossier City, LA)	June 19, 2018	Closed (January 2, 2019)	$23.2	11.3x / 8.9%	$261.1	Penn National Gaming	26,500 Sq. Ft. of Casino Space 1,217 Slots, 50 Table Games 395 Hotel Rooms (36 Luxury Suites) $25 million Cumulative Capital Invested since 2013	 
Octavius Tower (Las Vegas, NV)	May 9, 2018	Closed (July 11, 2018)	$35.0	14.5x / 6.9%	$507.5	Caesars	1.2 million Sq. Ft. 23 Stories 668 Guestrooms, 40 Suites, 26 Premium Villas	
Harrah's Philadelphia (Chester, PA)	May 9, 2018	Closed (December 26, 2018)	$21.0	11.5x / 8.7%	$241.5	Caesars	112,600 Sq. Ft. 2,450 Slots, 118 Table Games 2,600 Space Covered Garage $750 million Capex Investment	
Lease Modifications	May 9, 2018	Closed (December 26, 2018)	--	--	($159.0)	--	Modifies Leases to align VICI's and Caesars' incentives Annual Rent Escalators for Non-CPLV of 1.5% retroactive to Nov.'18	
Total Octavius Tower, Harrah's Philadelphia & Lease Modifications			**$56.0**	**10.5x / 9.5%**	**$590.0**			

Financing Activities

Debt Capital Markets

Term Loan B - $500 million Swap

- Entered on January 3, 2019 at a blended rate of 2.38%

Upsized Revolving Credit Facility to $1.0 billion

- Amended facility on May 15, 2019 to increase borrowing capacity by $600 million and to extend the maturity date to May 2024

Equity Capital Markets

Up to $750 million At-the-Market ("ATM") Equity Program

- Issued 6.1 million shares in the first quarter of 2019 , raising net proceeds of $128.1 million

$2,473 million Follow-On Equity Offering at $21.50

- Issued 50 million shares in June 2019 with the remaining 65 million shares to be issued upon settlement of the forward component of the offering

VICI Q3 2019 Supplemental Financial & Operating Data

21

VICI

Right of First Refusal / Put-Call Assets

On June 24, 2019, the Company announced that it entered into definitive agreements pursuant to which VICI will receive the right for Put/Call agreements on the Centaur Assets, ROFRs on two Las Vegas Strip assets as well as a ROFR on Horseshoe Baltimore upon the closing of the Eldorado/Caesars Combination. The foregoing transactions are subject to the closing of the Eldorado/Caesars Combination, and such transactions and the Eldorado/Caesars Combination are both subject to customary closing conditions and regulatory approvals

	Put / Call Option on Centaur Assets		Two Las Vegas Strip ROFRs (First Asset: Bally's, Flamingo, Paris, Planet Hollywood; Second Asset: Bally's, Flamingo, Paris, Planet Hollywood, The LINQ)					Baltimore ROFR[1]
	Hoosier Park	Indiana Grand	Bally's Las Vegas	Flamingo Las Vegas	Paris Las Vegas	Planet Hollywood	The LINQ	Horseshoe Casino Baltimore
Location	Anderson, IN	Shelbyville, IN	LV Strip	LV Strip	LV Strip	LV Strip	LV Strip	Baltimore, MD
Casino Space Sq. Ft.	54,000	83,800	68,400	73,000	95,300	64,500	32,900	122,000
# of Tables	--	--	70	110	100	100	50	210
# of Slots	1,710	2,070	920	1,140	950	1,010	800	2,200
# of Rooms	--	--	2,810	3,460	2,920	2,500	2,250	--
Terms	• 13.0x call / 12.5x put option, with both periods commencing on January 1, 2022 and expiring on December 31, 2024		• Two ROFRs on first two Las Vegas Strip assets to be sold by Eldorado/Caesars (whether as a "WholeCo", sale leaseback, or "OpCo/PropCo" sale) – First asset subject to the ROFR can only be Bally's, Flamingo, Paris or Planet Hollywood – Second asset can be from the same group plus The LINQ					• ROFR on sale leaseback
Benefits	• Highly attractive Indianapolis market • Potential growth from legalization of table games		• Opportunity to expand presence on Las Vegas Strip (current rent exposure including all announced and pending acquisitions of 33%) • ROFR on iconic Las Vegas Strip assets					• Enter high-performing Maryland market with a new property in a desirable urban core location


Harrah's Hoosier Park


Indiana Grand


Bally's Las Vegas


Flamingo Las Vegas


Paris Las Vegas


Planet Hollywood

1. Subject to any consent required from Caesars' joint venture partners with respect to Horseshoe Baltimore.

VICI Q3 2019 Supplemental Financial & Operating Data

22

Definitions of Non-GAAP Financial Measures FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by The National Association of Real Estate Investment Trusts (“NAREIT”), we define FFO as net income (or loss) (computed in accordance with GAAP) excluding (i) gains (or losses) from sales of certain real estate assets, (ii) depreciation and amortization related to real estate, (iii) gains and losses from change in control and (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate our performance. We calculate AFFO by adding or subtracting from FFO direct financing and sales-type lease adjustments, transaction costs incurred in connection with the acquisition of real estate investments, non-cash stock-based compensation expense, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges related to non-depreciable real estate and gains (or losses) on debt extinguishment. We calculate Adjusted EBITDA by adding or subtracting from AFFO interest expense and interest income (collectively, interest expense, net) and income tax expense. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP. VICI Q3 2019 Supplemental Financial & Operating Data 23

Harrah’s N.KC Harrah’s VICI Q3 2019 Supplemental Financial & Operating Data VICI Q4 2018 Supplemental Financial & Operating Data